Exhibit 10.3

           LETTER AMENDMENT AND WAIVER NO. 2 UNDER THE LOAN DOCUMENTS

                                                   Dated as of February 25, 1999

To the banks and other
     financial institutions
     (collectively, the "Lenders")
     parties to the Credit Agreement
     referred to below and to
     NationsBank, N.A., as
     administrative and collateral agent
     (the "Administrative Agent") for
     the Lenders and NationsBanc
     Montgomery Securities LLC, as
     Syndication Agent thereunder

Ladies and Gentlemen:

          We refer to (i) the Credit Agreement dated as of January 26, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement") among the undersigned and you and (ii) the Security Agreement dated as of February 5, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Security Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment and Waiver No. 2 (the "Letter Amendment") have the same meanings as specified in the Credit Agreement.

          Section 1. Waiver. (a) The Lender and the Administrative Agent hereby agree that, notwithstanding Section 5.01(n) of the Credit Agreement and Section 5(a) of the Security Agreement each date for delivery of the (i) Mortgages on real property owned by the Borrower and the documents to be delivered in connection therewith set forth in Section 5.01 (n)(ii)(A) through (J) of the Credit Agreement, and (ii) Pledged Account Letters and Commingled Account Letters specified in Section 5(a) of the Security Agreement, is hereby extended until March 31, 1999.

          (b) The Lender and the Administrative Agent hereby waive the requirement set forth in Section 5.01(n) of the Credit Agreement that the Borrower deliver (i) Mortgages and related documentation for the real properties listed on Schedule 5.01(n) located in Atlanta, Georgia and Mitchel Field, New York that are leased to the Borrower, and (ii) consents from lessors to the terms of such leasehold Mortgages as set forth in Section 5.01(n)(ii)(y) of the Credit Agreement unless specifically requested from time to time by the Administrative Agent.

          Section 2. Amendment to the Credit Agreement. The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

          (a) Section 5.04 of the Credit Agreement is amended to delete Section
     (c) where it appears in the second instance therein in its entirety and to amend the subsection reference for "Excluded Assigned Agreements" from subsection "(d)" to subsection "(e)".

          Section 3. Effectiveness and Effect on the Loan Documents. (a) This Letter Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Amendment executed by the Agents, NationsBank N.A., as Lender, the Borrower and the Guarantors.

          (b) On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder","hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

          (c) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Letter Amendment. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

          Section 4. Miscellaneous. This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

          Section 5. Governing Law. This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                             Very truly yours,

                                             MEDE AMERICA CORPORATION,
                                              as Borrower


                                             By_______________________________
                                               Title:

Agreed as of the date first above written:



NATIONSBANK, N.A.,
 as Administrative Agent


By:________________________________
   Title:


NATIONSBANK, N.A.,
 as Lender


By:________________________________
   Title:

          Section 5. Governing Law. This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                             Very truly yours,

                                             MEDE AMERICA CORPORATION,
                                              as Borrower


                                             By_______________________________
                                               Title:

Agreed as of the date first above written:



NATIONSBANK, N.A.,
 as Administrative Agent


By:________________________________
   Title:


NATIONSBANK, N.A.,
 as Lender


By:________________________________
   Title:

          Section 5. Governing Law. This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                             Very truly yours,

                                             MEDE AMERICA CORPORATION,
                                              as Borrower


                                             By_______________________________
                                               Title:

Agreed as of the date first above written:



NATIONSBANK, N.A.,
 as Administrative Agent


By:________________________________
   Title:


NATIONSBANK, N.A.,
 as Lender


By:________________________________
   Title:

                              CONSENT OF GUARANTORS

          Each of the undersigned, as Guarantors under the Credit Agreement, hereby consents to the Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of the Letter Agreement, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (as defined therein).


                                             MEDE AMERICA CORPORATION,
                                             OF OHIO, as Guarantor


                                             By___________________________
                                               Title:

                                             HEALTHCARE INTERCHANGE, INC.,
                                              as Guarantor


                                             By___________________________
                                               Title: